CONFIDENTIAL  TREATMENT REQUESTED FOR PORTIONS  OF THIS DOCUMENT.   PORTIONS FOR
WHICH CONFIDENTIAL  TREATMENT IS  REQUESTED ARE  DENOTED  BY [*]  [**] [***]
[****] OR [*****].   MATERIAL  OMITTED HAS  BEEN FILED  SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION.


                                                                   EXHIBIT 10.33


                            CARRIER SERVICE AGREEMENT

          This Carrier Service Agreement (the "Agreement"), is entered into this 1st day of May and effective as of January 1, 1997 (the "Effective Date"), between Telenational Communications Limited Partnership ("Company"), a Nebraska limited partnership, with its principal place of business at 7300 Woolworth Avenue, Omaha, Nebraska, 68124, and Telenational Communications Deutschland Limited Partnership, (the "Customer"), a Nebraska Limited Partnership, with its principal place of business at Ballindamm 13, 20095 Hamburg, Germany. This Agreement replaces the Exclusive Representation Agreement dated February 24, 1993 (and addenda thereto) between Telenational Communications Deutschland Limited Partnership and TESI, a division of Telenational Communications Limited Partnership. The parties agree as follows:

          1. Description of Services. Company shall provide Customer with certain switched and/or dedicated telecommunications Services (the "Services") as described in Exhibit A attached hereto. Company shall maintain at all times during this Agreement and provide Customer with a copy of the Company's FCC Certification and such other documents which evidence Company's qualifications to provide telecommunications Services. Customer shall provide Company with such certification, governmental consent, authorization , license or other approval required by the laws or regulations governing Customer, evidencing Customer's authority to conduct business in the countries states and/or territories set in Exhibit A, if applicable.

          2.   Term; Termination.

          2.1 Customer agrees to subscribe for the Services for a period of [***] from the Effective Date (the "Initial Term"). This Agreement may be terminated by either party by written notice to the other party at least ninety
(90) days prior to the expiration of the Initial Term or any Additional Term. If no notice of termination is given prior to the expiration of the Term, this Agreement shall be automatically renewed for successive [***] periods ("Additional Term" or "Additional Terms", together with the Initial Term, "Term").

          2.2 Either party may terminate this Agreement by written notice if the other party is the subject of a bankruptcy order, or becomes insolvent, or makes any arrangement or composition with or assignment for the benefit of its creditors, or if any of the other party's assets are the subject of any form of seizure or goes into liquidation either voluntary (otherwise than for reorganization or amalgamation) or compulsory or if a receiver or administrator is appointed over its assets (or the equivalent of any such event in the jurisdiction of the other party).

          2.3 This Agreement may be terminated upon notice of termination if there occurs any of the following events:

          2.3.1 Either party makes any material misrepresentation relating to the provision of the Services or charges for the Services as agreed to herein and as represented in all exhibits attached hereto.

          2.3.2 Either party breaches a material obligation, which is not cured within 30 days.

          2.4 Customer may immediately terminate this Agreement or that part of the Agreement relating to a Service, a portion of a Service or a program;

          2.4.1 If any Service is interrupted or materially impaired for a period of 5 (five) consecutive days or ten (10) days in any sixty (60) day period not withstanding cause.

          2.4.2 If any Service provided by Company does not meet CCITT standards.

          2.4.3 The Company's failure, after notice by the Customer, to assure the continuity of effective fraud control measures, as provided in Section 3.3; or

          2.4.4 Either party's failure to maintain the certifications required by Section 1.

          2.5 Upon expiry or termination of this Agreement or any Service or Program provided under it:

          2.5.1 The rights of the parties accrued up to the date of expiry or termination shall remain unaffected;

          2.5.2 The Company shall cooperate fully in the handover of said Services to another carrier or provider including but not limited to the handover of dedicated (D Numbers as set out on Exhibit F attached hereto) toll free access numbers to the Customer where numbers are dedicated to Customer.

          2.5.3 Customer shall pay all undisputed amounts outstanding to Company

          2.5.4 Company shall provide Service until such time as Services can be handed over to another provider and shall be paid by Customer at rates of the then current year until such handover is completed, provided that the Company's responsibilities for such handover shall be accomplished within 90 days after the event requiring such handover.

          3.   Services and Payment.

          3.1 Customer will pay to Company monthly recurring and nonrecurring charges for the Services as set forth in Exhibit B attached hereto (the "Usage Fees"). Usage Fees will be reviewed and agreed to on an annual basis by both parties, beginning on October 1, 1997, and continuing each October thereafter. In the event that the parties cannot agree on the Usage Fees prior to December 1 of any year, the provisions of Section 14 shall govern. Notwithstanding the immediate preceding sentence, based on Company's prevailing rates from its providers warranted by Company, Company may adjust per minute prices if said prices are changed by Company's provider with ten (10) days written notice to Customer. At the request of the Customer at any time, based on prevailing market factors and conditions, the Company shall adjust Usage Fees to insure that such Usage Fees are competitive with fees charged by third parties for the same Services or to insure that Customer remains competitive in its markets. If such obligation is not met, Customer reserves the right to terminate affected Services or routes subject to Section 14. This section is subject to Section 14 of this Agreement.

          3.2 Taxes. Customer acknowledges and understands that the Usage Fees are computed by Company exclusive of any federal, state, local or VAT taxes or other documented taxes including use, excise, gross receipts, sales and privilege taxes, duties,(other than general income or property taxes), charged to or against Company or Customer for the specific services furnished to
customer  that  may be  due  by  Customer to  authorities.    Customer shall  be
responsible for VAT and other applicable taxes based on usage by its subscribers. Company shall be responsible for payment of all taxes not directly attributable to Customer.

          3.3       Fraudulent Calls.

          3.3.1 Company shall insure that effective fraud control mechanisms are applied throughout the term of this Agreement as set out in Exhibit C attached hereto. Such mechanisms shall include, but not be limited to, provision of Call Exception reports which detail abnormally high usage on cards or abnormal calling patterns. Such reports shall be provided on a timely basis and shall be provided to Customer either as such events occur or on a weekly basis, whichever is more frequent.

          3.3.2 Subject to Section 3.3.1, and except as provided herein, Customer shall defend, indemnify and hold Company harmless from all damages, liabilities, awards, penalties, costs, expenses (including reasonable attorneys' fees and settlement payments), arising from claims or actions which may comprise a portion of the Services to the extent that the party claiming the call(s) in question to be fraudulent is (or had been at the time of the call) an end-user of the Services through Customer's distribution channels. Fraudulent use, includes without limitation, using outbound long distance to transmit a message with the intent to avoid payment, or using fraudulent means or devices, false numbers, false electronic devices, tampering with or making connections not authorized by Company. Additionally, should a card be reported lost or stolen, Company guarantees that it will deactivate said card number within two (2) hours of said report which shall be date and time stamped and any subsequent usage on said card shall be the responsibility of Company. Customer shall not be excused from paying Company for Services provided to Customer relating to fraudulent use or any portion thereof on the basis that fraudulent use comprised a corresponding portion of the Services nor shall Company be excused from liability on fraud or misuse where a lost or stolen report has been filed and Company has failed to deactivate card.

          3.4 Payment Obligations. Company will invoice Customer monthly for Fees, Additional Charges and other related charges referenced hereunder. Customer will pay in full each invoice for Services within fifteen (15) days of the invoice date, said invoice to be delivered electronically to customer on invoice date and mailed to customer via overnight mail on said date. If payment is not received in full by Company on or before such date, Customer also shall pay a late fee in the amount of the lesser of one and one-half percent (1-1/2%) of the unpaid balance per month, provided, however that CDRs have been delivered as set out in Exhibit E attached hereto. In the event of nonpayment by Customer when due of any amount billed by Company hereunder, Company shall be entitled to commence an action to collect any amounts due and to exercise any legal rights it may possess against Customer under this Agreement or applicable law.

          3.4.1 Customer shall post a letter of credit "LOC" in the amount of one and one half (1-1/2) month's estimated Usage Fees for the Services as agreed upon between the parties. This amount will be reviewed on a quarterly basis and adjusted appropriately or, at Customer's option, the parties will utilize a lockbox agreement as set out in exhibit D that is agreeable to both parties.

          3.4.2 Company agrees to process credit card transactions for Customer under its Merchant Account and deposit said funds into Customer's designated account until such time as Customer establishes its own Merchant Account. Customer agrees to pay Mastercard, Visa and American Express processing fees for said transactions and remains liable for chargebacks on processed accounts.

          3.5 Billing Discrepancies. Any billing discrepancies identified by Customer shall be presented in writing to Company in reasonable detail within ninety (90) days of the date of the invoice in question. Company shall not be obligated to consider any Customer notice of billing discrepancies which are received by Company more than ninety (90) days following the date of the invoice in question. Any amounts which are determined to be in error based on actual documented call detail records, will be credited to the Customer account within 120 days of the invoice in question with any applicable interest at 1 1/2% and any other rebates based on taxes or other charges that are incurred based on the Services provided. Requests for adjustment by Customer shall not be cause for delay in payment by Customer of any balance due.

          3.6 Subscriber Billings. Company shall bill Customer once per month for subscriber ("Subscriber") and end-user ("End-User") (both defined as the customer of Customer), usage of the Services and other sums due Company hereunder. Company billing shall represent "monthly" usage and End-Users assigned to that billing cycle, except for new Subscribers and End-Users assigned during a month whose usage will be for a partial month. CDRs shall be made available on a weekly basis and three days after the last day of each month, Company shall furnish Customer with CDRs (Call Detail Records) in a format and method as specified in Exhibit E attached hereto supported by a summary level only paper invoice (both the CDR and the paper invoice hereinafter collectively referred to as the "Customer Invoice").

          4. Call Detail Records. Call Detail Records ("CDRs") shall be retained by Company for a period of one year either on tape or disc format. Archived CDRs shall be made available for review by Customer upon fifteen 15 days notice during normal working hours. Call Detail Records shall be provided with the information and in the format as set out in Exhibit E attached hereto.

          5. Company Name. Customer retains all rights to use Company's and Customer's name and trademarks (Telenational Communications Deutschland, TNCD, TNC, Telenational) or any derivation thereof within Germany and on promotional materials and literature issued in Germany through the term of the Agreement. Up until that time, Customer also has the right to transfer the name to Company, after which time the Company may not use such name or derivation thereof for any purpose for a period of one year. Customer may use other brand names for the Services its provides under this Agreement while still utilizing Company's Services. Company agrees that it will not sell its Services in Germany under Company's name or trademarks or any derivative thereof (Telenational Communications, Telenational, TNC, Telenational Communications Limited, Telenational Communications Deutschland,) for one year after termination or expiration of this Agreement; provided however, that both parties may sell services and products in Germany under brand names other than those set forth above.

          6. Card Subscribers and Clients. All Subscribers and end users including database accounts, that have been or are acquired by Customer shall be the sole property of Customer. Company, its affiliates, representatives, affiliates, agents, and successors, will not, during the term of this Agreement and subsequent to termination, solicit business from such subscribers and clients. During the term that Company provides services to Customer's customers, Company may utilize as references, the names of, but not contact without prior written approval of Customer, Customer's customers or clients. After termination, all Subscriber and End User Records will be the sole property of the Customer. The responsibilities for billing as and all respective subscriber balances are the property and responsibility of Customer as of January 1, 1997 and all such balances will accordingly be applied to the books and general ledger of Customer.

          6.1 Subscribers and End Users that fall under the contract with Schipol as set out in Appendix 2 attached hereto and any new customers shall be subject to the terms and condition of Appendix 2.

          7.   Dedicated  Access Numbers.   Company  shall assign  all toll-free
numbers as set out in Exhibit F, to Customer and shall insure that any new programs are placed on the toll-free numbers owned by Customer. Customer has the right to acquire its own toll-free numbers and direct those to the Company if it so desires in which case, Customer shall bear the total cost for said lines. Any future assignments of toll-free numbers will be exclusive, where possible, to Customer for Customer programs at the option of Customer.

          8. Billing Software. Current software utilized will be In-Touch software as currently provided by Company and any software which Customer may choose subsequently. Customer will, during the term of this Agreement, pay all costs for its billing system.

          9. LIMITED WARRANTY. THIS AGREEMENT IS A CONTRACT FOR SERVICES, WHICH WILL BE PROVIDED IN ACCORDANCE WITH THE SPECIFICATIONS DESCRIBED ON EXHIBIT A ATTACHED HERETO. EXCEPT AS PROVIDED IN THIS AGREEMENT COMPANY MAKES NO WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE SERVICES PROVIDED HEREUNDER, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE.

          10. Provision of Service and Interruption of Service. Company shall provide the Services to Customer in accordance with CCITT standards for international transmission and Operator Services dealing with Grade of Service, Quality of Service, and Transmission Quality as well as any other standards commonly accepted by the telecommunications industry. Company shall provide alternate termination carrier routing 24 hours a day, 7 days a week, maintenance and bypass networks in the event a primary carrier's network Service is interrupted. IT IS UNDERSTOOD AND AGREED BETWEEN THE PARTIES THAT COMPANY DOES NOT GUARANTY THE UNINTERRUPTED OPERATION OF ITS SERVICES. Company shall not be held liable in the event of disruption of Service caused by a foreign operating entity or PTT, by the deactivation of a toll free number by the foreign entity or PTT, or in the event of a foreign operating entity or PTT declaring the Service illegal. Company agrees to pay its carriers as required to insure that no Services shall be cut off due to nonpayment by Company.

          11. LIMITATION OF LIABILITY. EXCEPT AS SET FORTH HEREIN, CUSTOMER AGREES THAT COMPANY SHALL NOT BE LIABLE FOR LOST PROFITS, REVENUES, OR ANY SPECIAL, INDIRECT, INCIDENTAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES OR FOR THE LOSS, DAMAGE OR EXPENSE DIRECTLY OR INDIRECTLY ARISING FROM USE OF OR INABILITY TO USE THE SERVICES PROVIDED HEREUNDER EITHER SEPARATELY OR IN COMBINATION WITH OTHER OF CUSTOMER'S SERVICES. FURTHER, COMPANY SHALL NOT BE RESPONSIBLE FOR PERSONAL INJURY OR PROPERTY DAMAGE TO CUSTOMER'S PROPERTY OR THE PROPERTY OF THIRD PARTIES EXCEPT AS MAY BE CAUSED BY GROSS NEGLIGENCE OR INTENTIONAL WRONGFUL ACTS BY COMPANY OR ITS AGENTS AND SHALL INDEMNIFY AND HOLD HARMLESS COMPANY FROM ANY LOSS OR EXPENSE, INCLUDING ATTORNEY'S FEES RESULTING FROM SUCH CLAIMS BY THIRD PARTIES AGAINST COMPANY.

          12. INDEMNIFICATION. EACH PARTY SHALL DEFEND, INDEMNIFY AND HOLD THE OTHER PARTY HARMLESS FROM AND AGAINST ALL CLAIMS, SUITS OR PROCEEDINGS, AND PAY ANY SETTLEMENT AMOUNTS OR DAMAGES AWARDED BY A COURT, ARISING OUT OF CLAIMS BY THIRD PARTIES REGARDING OR RELATING TO THE USE OF THE SERVICES OR OTHERWISE ARISING UNDER THIS AGREEMENT, FOR WHICH THE OTHER PARTY IS RESPONSIBLE.

          13.       Confidentiality.

          13.1 Confidential Information. During the term of this Agreement, each party will provide to the other party, and each party will come into possession of, information relating to the other party's business which is considered confidential (the "Confidential Information"). Confidential Information shall include, without limitation, this Agreement and its terms, information marked confidential, all of each party's trade secrets and all of each party's confidential or proprietary data, Customer lists and information relating to its business, operations or finances. The receiving party shall use the same degree of care as it uses to protect its own Confidential Information of like nature, but no less than a reasonable degree of care, to maintain the Confidential Information of the disclosing party. The foregoing obligations shall not apply to any information that (i) is publicly known at the time of its disclosure (except when publicly known by virtue of a violation of this Agreement), (ii) is lawfully received by the receiving party from a third party not under an obligation of confidentiality to the disclosing party, (iii) is published or otherwise made known to the public by the disclosing party, or (iv) was generated independently by the receiving party before disclosure by the disclosing party.

          13.2 Restrictions. During the term of this Agreement and after the termination hereof or as otherwise permitted by law, each party shall not in any manner or form, directly or indirectly, disclose any Confidential Information of the other party to any person or entity, or permit any person or entity to disclose, use, examine or reproduce such Confidential Information, except for disclosure, use, examination and reproduction during the term of this Agreement as necessary to perform this Agreement, Each party shall promptly notify the other party in writing of any unauthorized disclosure, use, examination or reproduction of Confidential Information by any person or entity of which such party has knowledge. If a court with proper jurisdiction or another governmental agency with proper jurisdiction orders a party to disclose the other party's Confidential Information, that party will immediately inform the other party of the order before responding thereto.

          13.3 Remedies. Each party acknowledges that its breach of this section will cause the other party irreparable damage which could not be remedied solely by the imposition of damages, and therefore, in the event of such breach by one party the other party shall be entitled to seek and receive injunctive relief, both temporary and permanent provided that such remedy shall not be exclusive and shall not prevent such party from seeking and receiving monetary damages in addition to injunctive relief The remedies referenced in this section are cumulative and in addition to any other relief to which the parties may be entitled.

          14. Right of First Refusal. At such time as Customer implements a new program, continues an existing program or contract with a provider other than Company, Customer shall submit in writing to Company a Request for Proposal for any such program or Service. Company shall have twenty (20) working days to respond with rates for said program, at which time, Customer shall be free to choose either Company or any other party to provide Services set out in Customer's Request for Proposal, provided, however, if Company can provide the Services at a lower rate or equal to that of other providers and provide all the Services proposed by other providers at the same or higher level of quality, said information war-ranted by Customer. Company shall have the first right of refusal on said business. Company shall have such first right of refusal on Services as set out in Exhibit A.

          15.       Compliance  with Law.   Company  and Customer  represent and
warrant that they will comply with all federal, state and local laws, regulations and ordinances by which it is governed.

          16. Notices. Any notices required or permitted to be given hereunder shall be deemed served for all purposes when sent by overnight courier or by certified mail, return receipt requested, to each party at its address below:

          If to Company:

               Bruce G. Burton
               President
               Telenational Communications
               7300 Woolworth Avenue
               Omaha, Nebraska  68124
               (402) 392-1110

          If to Customer:

               Wolfgang Weinschrod
               President
               Telenational Communications
               Deutschl and Ballindamm
               13 Hamburg, Germany 20095
               49 40 3258 1171

or at such other address of which a party gives the other party notice hereunder.

          17. Force Majeure. In no event shall Company or Customer be liable for delay in the performance or delivery of Services, or for any damages suffered by Company or Customer when any delay or nonperformance is due to causes beyond Company's control, including, but not limited to, acts of God, fire, strikes, floods, epidemics, quarantine restrictions, war, insurrection or riot, civil or military authority, compliance with priority orders or preference rating issued by any federal, state or other governmental authority.

          18. Advertising. The parties agree that any press release, advertisement or publication generated by a party which includes the name of the other party specifically regarding this Agreement will be submitted to the nonpublishing party for its written approval prior to publication.

          19. Entire Agreement; Modifications. This Agreement, together with all exhibits attached hereto, constitutes the entire Agreement and understanding between the parties hereto pertaining to the subject matter hereof. This Agreement may not be modified or supplemented except by written Agreement executed by the parties hereto.

          20. Waiver. The failure of a party to enforce a provision of this Agreement shall not be construed as a general or specific waiver of that provision, nor shall it affect the validity of this Agreement or a party's right to enforce this Agreement.

          21. Severability. In the event that a court with proper jurisdiction or another governmental agency with proper jurisdiction issues an order finding that an immaterial provision of this Agreement is unlawful, that particular provision will not be effective and will be severed from this Agreement but the remaining provisions of this Agreement will continue in effect and will bind the parties. In the event that a court with proper jurisdiction or another governmental agency with proper jurisdiction issues an order finding that this Agreement, as a whole, is unlawful or may not be enforced, this Agreement will terminate and both parties will be excused from all further performance hereunder.

          22. Assignment; Binding Effect. This Agreement is not assignable by either party hereto without the prior written consent of the other party, which consent shall not be unreasonably withheld, except to an entity that is acquiring all or substantially all of a party's business or to an entity that controls, is controlled by, or is under common control with, the assigning party and which agrees to comply with and be bound by this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties, their successors-in-interest and permitted assigns.

          23.       Governing  Law.    This  Agreement  shall  be  governed  by,
construed and enforced in accordance with the laws of the State of Nebraska.

          24. Arbitration. All disputes or claims arising out of, or in any way relating to this Agreement shall be submitted to and determined by final and binding arbitration under the rules of the American Arbitration Association. Arbitration proceedings may be initiated by either party hereto upon notice to the other party hereto upon notice to the other party and to the American Arbitration Association, and shall be conducted by three arbitrators under the rules of the American Arbitration Association in Omaha, Nebraska provided, however, that the parties may agree following the giving of such notice to have the arbitration proceedings conducted with a single arbitrator. The notice must specify in general the issues to be resolved in any such arbitration proceeding. The arbitrators shall be selected by Agreement of the parties to the arbitration proceeding from a list of five or more arbitrators proposed to the parties by the American Arbitration Association, or may be persons not on such list as agreed to by the parties. If the parties to the arbitration proceeding fail to agree on one or more of the persons to serve as arbitrators within fifteen days after delivery to each party hereto of the list as proposed by the American Arbitration Association, then at the request of any party to such proceeding, such arbitrators shall be selected at the discretion of the American Arbitration Association. Where the arbitrators shall determine that an arbitration proceeding was commenced by a party frivolously or without a basis, or primarily for the purpose of harassment or delay, the arbitrators may assess such party the cost of such proceedings including reasonable attorneys' fees of the other party. In all other cases, each party to the arbitration proceeding shall bear its own costs and its pro-rata share of the fees and expenses charged by the arbitrators and the American Arbitration Association in connection with any arbitration proceeding.

          25.       Captions.   The  captions  appearing in  this Agreement  are
included solely for convenience of reference and shall not be construed or interpreted to affect the meaning or interpretation of this Agreement.

          26.       Counterparts.    This  Agreement  may  be  executed  in  two
counterparts, each of which shall be deemed an original.

          27.       Definitions.

CDR:                          Call Detail Records as defined in Exhibit E.

CALL TYPE:                    Type of call by  code including: operator services
                              time, Customer service time, Completed call time, Unbillable call time.

OPERATOR SERVICES TIME:       The amount of time  an operator is on the  line to
                              assist Customer.

SUBSCRIBER/END USER:          A  "customer of  Customer" that  utilizes Services
                              contracted for by Customer with Company.

DEDICATED ACCESS NUMBERS:     Toll-free  numbers for  access  to  the  Company's
                              platform   or  Services   that  are   assigned  to
                              Customer.

BILLING SOFTWARE:             In-Touch  software  used by  Customer  for billing
                              subscribers or other software as selected by Customer.

USAGE FEES:                   Costs  per  second and/or  minute  as  set out  in
                              Exhibit A and Exhibit B and additional costs as set out therein.

OUTBOUND LONG DISTANCE:       Calls that  have accessed the system  with a valid
                              users code or id and have been terminated at a determined location.

HANDOVER:                     Transfer of Services provided to Customer.


          IN WITNESS WHEREOF, the parties hereto have executed two (2) original copies of this Agreement on the date first above written.

                                   TELENATIONAL COMMUNICATIONS LIMITED
                                   PARTNERSHIP, a Nebraska limited partnership


                                   By:
                                        Bruce G. Burton, President



                                   TELENATIONAL COMMUNICATIONS DEUTSCHLAND
                                   LIMITED PARTNERSHIP, a Nebraska limited
                                   partnership

                                   By:  Telenational Communications Deutschland
                                        Corporation


                                   By:
                                        Wolfgang Weinschrod, President




                                    EXHIBIT A

                             Description of Services


Company shall provide the following prepaid and postpaid calling card Services:

  USA Domestic Outbound
  USA Domestic Inbound
  international Outbound
  International Inbound
  USA Inbound
  USA Outbound
  Multilingual Operator Services English, German, French, Spanish, regardless of card platform or Service provider at the option of Customer
  Multilingual VRU in the same languages as specified for operators at the option of Customer
  Voice mail, follow-me, fax services


Customer may determine call processing method utilized for dedicated numbers and new programs. Shared numbers will be reevaluated based on usage at the request of Customer


                                    EXHIBIT B

                                   Usage Fees


Usage fees will be charged based on all CDRs and documented Customer utilization of services and billed based on seconds of usage. Required documentation for billing is set out in the attached Exhibit E and Appendix 1 as agreed by both parties.

          AUTOMATED CALL PROCESSING

          Monthly Completed Call Volume    Rate Per Completed Call


          [**]                             [*]
          [**]                             [*]
          [**]                             [*]
          [**]                             [*]
          [**]                             [*]

          OPERATOR ASSISTANCE CALL PROCESSING:

          Monthly Call Volume (Attempts)   Rate Per Work Second


          [**]                             [*]
          [**]                             [*]
          [**]                             [*]
          [**]                             [*]
          [**]                             [*]


                         Usage Fees

[*]


Per minute usage fees are as listed below and billed based on [*].

When usage occurs in countries not listed herein, rates will be established based on the terms and conditions of this Agreement.

INBOUND COSTS USING GREENLINE
WHERE POSSIBLE AND AFTER
PORTING TO BE COMPLETED

COUNTRY             COST

ARGENTINE RE        [*]
ARUBA               [*]
AUSTRALIA           [*]
AUSTRIA             [*]
BAHAMAS             [*]
BANGLADESH          [*]
BELGIUM             [*]
BERMUDA             [*]
BOLIVIA             [*]
BRAZIL              [*]
CANADA              [*]
CHILE               [*]
CHINA               [*]
COLOMBIA            [*]
COSTA RICA          [*]
CROTIA, REP         [*]
CUBA                [*]
CYPRUS              [*]
DENMARK             [*]
DOMINICAN RE        [*]
EGYPT               [*]
EL SALVADOR         [*]
ETHIOPIA, D         [*]
FINLAND             [*]
FRANCE              [*]
GAMBIA              [*]
GERMANY             [*]
GREECE              [*]
GUADELOUPE          [*]
GUAM                [*]
HAITI               [*]
HONG KONG           [*]
HUNGARY             [*]
INDIA               [*]
INDONESIA           [*]
IRELAND             [*]
ISRAEL              [*]
ITALY               [*]
JAPAN               [*]
JORDAN, AMM         [*]
KENYA, LANG         [*]
KOREA REPUBL        [*]
LUXEMBOURG          [*]
MALAWI              [*]
MALAYSIA            [*]
MALTA               [*]
MAURITIUS           [*]
MEXICO              [*]
MOROCCO             [*]
MOZAMBIQUE          [*]
MYANMAR             [*]
NETHERLANDS         [*]
NEW ZEALAND         [*]
NICARAGUA           [*]
NIGERIA             [*]
NORWAY              [*]
OMAN                [*]
PAKISTAN            [*]
PAPUA NEW GU        [*]
PARAGUAY            [*]
PERU                [*]
PHILIPPINES         [*]
POLAND              [*]
PORTUGAL            [*]
RUSSIA              [*]
SAIPAN              [*]
SAUDI ARABIA        [*]
SEYCHELLES          [*]
SINGAPORE           [*]
SLOVENIA, RE        [*]
SOUTH AFRICA        [*]
SPAIN               [*]
SRI LANKA           [*]
SURINAM             [*]
SWEDEN              [*]
SWITZERLAND         [*]
SYRIA               [*]
TAIWAN              [*]
THAILAND            [*]
TRINIDAD/TOB        [*]
TUNISIA             [*]
TURKEY              [*]
U.S.A.              [*]
UNITED ARAB         [*]
UNITED KINGD        [*]
URUGUAY             [*]
VENEZUELA           [*]
VIETNAM             [*]
YUGOSLAVIA          [*]
ZAMBIA              [*]
ZIMBABWE            [*]


OUTBOUND COSTS

COUNTRY             CPM

800 SERVICE         [*]
ALASKA              [*]
ALBANIA             [*]
ALGERIA             [*]
ANDORRA             [*]
ANGOLA              [*]
ARGENTINA           [*]
ARUBA               [*]
AUSTRALIA           [*]
AUSTRIA             [*]
AZERBAJAN           [*]
BAHRAIN             [*]
BANGLADESH          [*]
BELARUS             [*]
BELGIUM             [*]
BELIZE              [*]
BENIN               [*]
BOLIVIA             [*]
BOSNIA HERZE        [*]
BOTSWANA            [*]
BRAZIL              [*]
BRUNEI              [*]
BULGARIA            [*]
BURKINA FASO        [*]
BURUNDI             [*]
CIS                 [*]
CAMBODIA            [*]
CAMEROON            [*]
CANADA              [*]
CAPE VERDE          [*]
CARRIBEAN           [*]
CHAD REPUBLC        [*]
CHILE               [*]
CHINA               [*]
COLOMBIA            [*]
CONGO               [*]
COSTA RICA          [*]
CROATIA             [*]
CUBA                [*]
CYPRUS              [*]
CZECHOSLOVAKIA      [*]
DENMARK             [*]
DJIBOUTI            [*]
ECUADOR             [*]
EGYPT               [*]
EL SALVADOR         [*]
ERITREA             [*]
ESTONIA             [*]
ETHIOPIA            [*]
FALKLAND ISL        [*]
FIJI ISLANDS        [*]
FINLAND             [*]
FRANCE              [*]
FRENCH ANTIL        [*]
FRENCH GUIAN        [*]
FRENCH POLYN        [*]
GABON REPBLC        [*]
GAMBIA              [*]
GERMANY             [*]
GHANA               [*]
GIBRALTAR           [*]
GREECE              [*]
GUADELOUPE          [*]
GUAM                [*]
GUATEMALA           [*]
GUINEA              [*]
GURNEA-BISSA        [*]
GUYANA              [*]
HAITI               [*]
HONDURAS            [*]
HONG KONG           [*]
HUNGARY             [*]
ICELAND             [*]
INDIA               [*]
INDONESIA           [*]
IRAN                [*]
IRELAND             [*]
ISRAEL              [*]
ITALY               [*]
IVORY COAST         [*]
JAPAN               [*]
JORDAN              [*]
KENYA               [*]
KOREA               [*]
KUWAIT              [*]
LAOS                [*]
LATVIA              [*]
LEBANON             [*]
LIBERIA             [*]
LIBYA               [*]
LITHUANIA           [*]
LUXEMBOURG          [*]
MACAO               [*]
MACEDONIA           [*]
MADAGASCAR          [*]
MALAWI              [*]
MALAYSIA            [*]
MALDIVES            [*]
MALI                [*]
MALTA               [*]
MARISAT             [*]
MAURITANIA          [*]
MAURITIUS           [*]
MEXICO              [*]
MONACO              [*]
MONGOLIAN RE        [*]
MOROCCO             [*]
MOZAMBIQUE          [*]
MYANMAR             [*]
NAMIBIA             [*]
NEPAL               [*]
NETHERLANDS         [*]
NETHR ANTIL         [*]
NEW CALEDONI        [*]
NEW ZEALAND         [*]
NICARAGUA           [*]
NIGER               [*]
NIGERIA             [*]
NIUE                [*]
NORWAY              [*]
OMAN                [*]
PAKISTAN            [*]
PANAMA              [*]
PAPUA N GUIN        [*]
PARAGUAY            [*]
PERU                [*]
PHILIPPINES         [*]
POLAND              [*]
PORTUGAL            [*]
QATAR               [*]
REUNION ISL         [*]
ROMANIA             [*]
RWANDA              [*]
SAIPAN              [*]
SAO. TOME           [*]
SAUDI ARABIA        [*]
SENEGAL             [*]
SEYCHELLES          [*]
SIERRA LEONE        [*]
SINGAPORE           [*]
SLOVENIA            [*]
SOLOMON ISL         [*]
SOMALI              [*]
SOUTH AFRICA        [*]
SPAIN               [*]
SRI LANKA           [*]
SUDAN               [*]
SURINAME            [*]
SWEDEN              [*]
SWITZERLAND         [*]
SYRIA               [*]
TAIWAN              [*]
TANZANIA            [*]
THAILAND            [*]
TOGO                [*]
TUNISIA             [*]
TURKEY              [*]
UGANDA              [*]
UKRAINE             [*]
UN ARAB EMIR        [*]
UN KINGDOM          [*]
URUGUAY             [*]
USA OUTBOUND        [*]
VANUATU REP         [*]
VENEZUELA           [*]
VIETNAM             [*]
YEMEN REP           [*]
YUGOSLAV FED        [*]
ZAIRE               [*]
ZAMBIA              [*]
ZIMBABWE            [*]

                                    EXHIBIT C


                    FRAUD PREVENTION AND DETECTION PROCEDURES



[*****]